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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): APRIL 19, 2007


                             CLARKE AMERICAN CORP.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                 (State or Other Jurisdiction of Incorporation


               333-133253                            84-1696500
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            (Commission File                        (IRS Employer
                 Number)                         Identification No.)


                10931 LAUREATE DRIVE, SAN ANTONIO, TEXAS 78249
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              (Address of Principal Executive Offices) (Zip Code)


                                 210-697-8888
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             (Registrant's Telephone Number, Including Area Code)


                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            Clarke American Corp. (the "Company"), B(2)Direct, Inc., Checks in the Mail, Inc., Clarke American Checks, Inc. (collectively, the "Guarantors") and The Bank of New York (the "Trustee") have entered into a second supplemental indenture, dated as of April 19, 2007 (the "Second Supplemental Indenture") to the Indenture dated as of December 15, 2005, by and among the Company, the Guarantors and the Trustee, as supplemented by the First Supplemental Indenture, dated as of October 6, 2006 (as supplemented, the "Indenture"), relating to the Company's outstanding 11 3/4% Senior Notes due 2013 (the "Notes").

            The Second Supplemental Indenture was entered into in connection with the Company's previously announced tender offer and consent solicitation with respect to the Notes, which was commenced on April 5, 2007 (the "Offer"). The Offer is being conducted in connection with the previously announced merger (the "Merger") of a wholly owned subsidiary of the Company's parent, M & F Worldwide Corp., with and into John H. Harland Company. As of 5:00 p.m., New York City time, on April 18, 2007 (the deadline for consents under the consent solicitation) holders of approximately 99.9% of the outstanding aggregate principal amount of Notes had tendered their Notes into the Offer and consented to the proposed amendments to the Indenture contained in the Second Supplemental Indenture. (Subsequent to the issuance of the press release attached hereto as Exhibit 99.1, the Company was informed that holders of $3.5 million of Notes that had not been reflected in the press release had tendered their Notes into the Offer and had consented to the proposed amendments.)

            The Second Supplemental Indenture amends the Indenture to eliminate substantially all of the restrictive covenants contained in the Indenture and the Notes, eliminate certain events of default, permit the Company's board of directors to designate any restricted subsidiary as an unrestricted subsidiary, modify the covenant regarding mergers, including to permit mergers with entities other than corporations, and modify or eliminate certain other provisions contained in the Indenture and the Notes.

            The amendments to the Indenture became effective on April 19, 2007 but will not become operative until the Company has accepted for purchase at least a majority in aggregate principal amount of the Notes then outstanding. The Company's obligation to accept for purchase any Notes properly tendered and not properly withdrawn pursuant to the Offer is conditioned upon a number of conditions precedent having occurred or been satisfied or having been waived by the Company (in its sole discretion) on or prior to the expiration of the Offer, including, without limitation, the closing of the Merger and the related financing transactions expected to be completed in connection with the Merger. In the event that the Company does not accept such Notes tendered in the Offer for any reason, the Second Supplemental Indenture will not become operative, and the Indenture for the Notes will remain in effect in its current form.

            The foregoing summary is qualified in its entirety by reference to the Second Supplemental Indenture, a copy of which is attached as Exhibit 4.1 hereto and is incorporated by reference herein.


ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

            See description under Item 1.01, Entry into a Material Definitive Agreement, above regarding the execution on April 19, 2007 of the Second Supplemental Indenture relating to the Notes.


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ITEM 7.01   REGULATION FD DISCLOSURE

            On April 19, 2007, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)  Financial Statements of Business Acquired.

                 Not applicable.

            (b)  Pro Forma Financial Information.

                 Not applicable.

            (c)  Shell Company Transactions.

                 Not applicable.

            (d)  Exhibits.

                 EXHIBIT NO.          DESCRIPTION
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                     4.1              Second Supplemental Indenture, dated as
                                      of April 19, 2007, relating to the
                                      Company's 11 3/4% Senior Notes due 2013.

                    99.1              Press Release, dated April 19, 2007.





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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CLARKE AMERICAN CORP.



                                   By: /s/ Judy C. Norris
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                                       Name:  Judy C. Norris
                                       Title: Senior Vice President, Secretary
                                              and General Counsel


Date: April 19, 2007


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                             INDEX TO EXHIBITS



EXHIBIT NUMBER          DESCRIPTION
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     4.1                Second Supplemental Indenture, dated as of April 19,
                        2007, relating to the Company's 11 3/4% Senior Notes due 2013.

    99.1                Press Release, dated April 19, 2007.